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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549


                                   FORM 8-K


                                CURRENT REPORT
                      Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported)  February 1, 2002
                                                        ----------------


                       Commission File Number 000-23386
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                         CRYO-CELL INTERNATIONAL, INC.
                         -----------------------------
                (Name of Small Business Issuer in its charter)


          DELAWARE                              22-3023093
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          (State or other jurisdiction          (I.R.S. Employer
          of incorporation or                   Identification No.)
          organization)


           3165 McMullen Booth Road, Bldg. B, Clearwater, FL  33761
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            (Address of principal executive offices)     (Zip Code)


                   Issuer's telephone number: (727) 450-8000
                                              --------------

             _____________________________________________________
         (Former name or former address, if changed since last report)
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Item 5.  Other Events

On January 30, 2002, the Company was served with a complaint by its former President and Chief Operating Officer, Wanda Dearth. The complaint alleges that the Company breached an agreement with Ms. Dearth and is seeking damages and attorney's fees.

The Company's Board of Directors terminated Ms. Dearth's employment on December 19, 2001. The Company believes that it is justified in its action, believes the suit has no merit and is considering its legal options, including filing a countersuit.
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                                  SIGNATURES


        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                              CRYO-CELL INTERNATIONAL, INC.


Date:  February 1. 2002       By:  /s/  Daniel D. Richard
                                  ------------------------------
                                    Daniel D. Richard
                                    Chairman and Chief Executive Officer